Exhibit 99.2

August 2, 2018 Management Presentation Second Quarter 2018 Results

1 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward - looking statements . Statements in this presentation that are not historical facts, including without limitation statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements . Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined below . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with severe effects of international, national and regional economic conditions ; • the Company’s ability to attract new clients and retain existing clients; • the spending patterns and financial success of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent pa yme nt obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities, an d t he potential impact of one or more asset sales; • foreign currency fluctuations; and • risks associated with the ongoing DOJ investigation of the historical production bidding practices at one of the Company’s su bsi diaries. The Company’s business strategy includes ongoing efforts to engage in acquisitions of ownership interests in entities in the marketing communications services industry . The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership . At any given time the Company may be engaged in a number of discussions that may result in one or more acquisitions . These opportunities require confidentiality and may involve negotiations that require quick responses by the Company . Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company’s 2017 Annual Report on Form 10 - K under the caption “Risk Factors”, and in the Company’s other SEC filings .

2 SUMMARY » 2018 continues to be challenging and we are taking the necessary steps to improve our financial performance » Revenue decline reflects expected client cutbacks, delays, and slower conversion of our new business pipeline; positive 1H net new business and easing comparisons provide visibility to better 2H topline » Year - to - date Adjusted EBITDA impacted by the cost of implementing new accounting rules, as well as restructuring - related severance and real estate consolidation expenses, which totaled $12 million; significantly higher profitability expected in 2H 2018 » Closed acquisition of Instrument (April 2), deepening expertise in digital » Maintaining 2018 guidance. The only change to guidance relates to the net foreign exchange impact due to the stronger US dollar Note: See appendix for definitions of non - GAAP measures

3 » Adopted ASC 606 effective January 1, 2018 using the Modified Retrospective Method, therefore reported results are not comparable with the prior period (which continues to be reported under ASC 605). See slide 6 for a reconciliation. » Revenue of $379.7 million versus $390.5 million (as reported under ASC 605), a decline of - 2.8%; excluding the impact of the adoption of ASC 606, revenue was $389.5 million, or - 0.3% » Organic revenue declined - 1.7%, including a negligible impact from billable pass - through costs » Net income attributable to MDC Partners common shareholders of $1.1 million versus income of $8.0 million (as reported under ASC 605); excluding the impact of the adoption of ASC 606, Net loss attributable to MDC Partners common shareholders was ($4.5) million » Adjusted EBITDA of $43.0 million versus $47.0 million (as reported under ASC 605); excluding the impact of the adoption of ASC 606, Adjusted EBITDA was $33.9 million. The quarter included over $6 million of one - time costs related to restructuring - related severance, real estate consolidation expense, and incremental professional fees associated with the adoption of ASC 606, in addition to the absence of $1 million from LBN (sold August 2017). » Net new business wins of $17.1 million SECOND QUARTER 2018 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

4 » Adopted ASC 606 effective January 1, 2018 using the Modified Retrospective Method, therefore reported results are not comparable with the prior period (which continues to be reported under ASC 605). See slide 6 for a reconciliation. » Revenue of $706.7 million versus $735.2 million (as reported under ASC 605), a decline of - 3.9%; excluding the impact of the adoption of ASC 606, revenue was $737.7 million, or 0.3% » Organic revenue declined - 0.5%, including a 160 basis points benefit from higher billable pass - through costs » Net loss attributable to MDC Partners common shareholders of ($30.1) million versus a loss of ($1.7) million (as reported under ASC 605); excluding the impact of the adoption of ASC 606, Net loss attributable to MDC Partners common shareholders was ($31.5) million » Adjusted EBITDA of $50.8 million versus $82.8 million (as reported under ASC 605); excluding the impact of the adoption of ASC 606, Adjusted EBITDA was $47.8 million. The first half included $12 million of one - time costs related to restructuring - related severance, real estate consolidation expense, and incremental professional fees associated with the adoption of ASC 606, in addition to the absence of nearly $2 million from LBN (sold August 2017). » Net new business wins of $37.1 million FIRST HALF 2018 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

5 CONSOLIDATED REVENUE AND EARNINGS 1 Effective January 1, 2018, we adopted ASC Topic 606, “Revenue from Contracts with Customers” (ASC 606). ASC 606 was applied u sin g the modified retrospective method, with the cumulative effect of the initial adoption being recognized as an adjustment to opening retained earnings at January 1, 2018. As a result, comparative prior periods have not been adjusted and continue to be reported under ASC 605 "Revenue Recognition" (ASC 605). For the three months ended June 30, 2018, the adoptio n o f ASC 606 reduced revenue by $9.7 million, increased operating profit by $9.0 million, and increased Net income attributable to MDC Partners common shareholders by $5.6 million, or $0.10 per share. For the six months ended June 30, 2018, the adoption of ASC 606 reduced revenue by $31.0 million, increased operating profit by $3.0 million, and decreased Net loss attr ibu table to MDC Partners common shareholders by $1.4 million, or $0.02 per share. As required, we have provided a reconciliation of the current presentation under ASC 606 to the prior presen tat ion under ASC 605 on page 6 of this presentation. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) 2018 (1) 2017 2018 (1) 2017 Revenue 379.7$ 390.5$ (2.8) % 706.7$ 735.2$ (3.9) % Operating expenses Cost of services sold 253.4 267.8 (5.4) % 496.4 505.4 (1.8) % Office and general expenses 83.9 85.6 (2.0) % 167.8 173.4 (3.3) % Depreciation and amortization 11.7 10.8 8.7% 24.1 21.7 11.1 % Other asset impairment - - NM % 2.3 - NM % Operating profit 30.8 26.4 16.6% 16.1 34.8 (53.6) % Other, net (6.0) 6.6 (12.2) 9.2 Interest expense and finance charges (17.0) (15.7) (33.2) (32.5) Interest income 0.2 0.2 0.3 0.4 Income tax benefit (expense) (2.0) (4.6) 6.4 (8.6) Equity in earnings (losses) of non-consolidated affiliates (0.0) 0.6 0.1 0.5 Net income (loss) 6.0 13.5 (22.6) 3.8 Net income attributable to non-controlling interests (2.5) (2.2) (3.4) (3.1) Accretion on and net income allocated to convertible preference shares (2.3) (3.3) (4.1) (2.4) Net income (loss) attributable to MDC Partners Inc. common shareholders 1.1$ 8.0$ (30.1)$ (1.7)$ Three Months Ended June 30, Six Months Ended June 30, % Change % Change

6 IMPACT OF ADOPTION OF ASC 606 ON REPORTED RESULTS 1 Adjusted EBITDA is a non - GAAP measure. See appendix for the definition. 2 The above table summarizes the impact of the adoption of ASC 606 on our US GAAP and non - GAAP performance metrics. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) Adjusted to Adjusted to Exclude Impact of Exclude Impact of As Reported Adjustments Adoption of ASC 606 As Reported Adjustments Adoption of ASC 606 Revenue 379.7$ 9.7$ 389.5$ 706.7$ 31.0$ 737.7$ Costs of services sold 253.4 18.8 272.2 496.4 34.0 530.4 Operating profit (loss) 30.8 (9.0) 21.7 16.1 (3.0) 13.2 Net income (loss) attributable to MDC Partners, Inc. common shareholders 1.1 (5.6) (4.5) (30.1) (1.4) (31.5) Income (loss) per common share - basic and diluted 0.02 (0.10) (0.08) (0.53) (0.02) (0.55) Organic revenue decline -1.7% - -1.7% -0.5% - -0.5% Adjusted EBITDA (1) 43.0$ (9.0)$ 33.9$ 50.8$ (3.0)$ 47.8$ margin 11.3% 8.7% 7.2% 6.5% Three Months Ended June 30, 2018 Six Months Ended June 30, 2018

7 » Organic revenue decline of - 1.7%, including a negligible impact from billable pass - through costs incurred on clients’ behalf » Organic revenue excluding the impact from billable pass - through costs improved sequentially, despite a nearly 300 basis points more difficult comparison REVENUE SUMMARY 1 Impact of adoption of ASC 606: In accordance with the adoption of ASC 606, we were required to change certain aspects of our rev enue recognition accounting policy as it relates to performance incentives, retainer fees, and certain third - party pass - through and out - of - pocket costs. Under the prior guidelines, performance incentives were recognized in revenue when specific quantitative goals were achieved, or when the Company's performance against qualitative goals was determined by the client. Under ASC 606, the Company now estimates the amount of the incentive that will be earned at the inception and throughout the term of the contract. Additionally, previously, fees for non - refundable retainers were generally recognized on a straight - line basis over the term of the specific customer arrangement. Under ASC 606, an input method is typically used to measure progress and recognize revenue for these types of arrangements. Finally, the adoption of ASC 606 resulted in certain client arrangements previously being accounted for as prin cip al, now being accounted for as agent. In these instances, certain third - party pass - through and out - of - pocket costs which were billed to clients in connection with services being provided, are no longer included in revenue and t her efore the revenue recorded is equal to the net amount retained. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) Revenue $ % Change Revenue $ % Change June 30, 2017 (ASC 605) $390.5 $735.2 Organic revenue decline (6.7) (1.7%) (3.4) (0.5%) Non-GAAP acquisitions (dispositions), net 2.5 0.6% (2.8) (0.4%) Foreign exchange impact, net 3.1 0.8% 8.6 1.2% Impact of adoption of ASC 606 (1) (9.7) (2.5%) (31.0) (4.2%) Total change (10.8) (2.8%) (28.5) (3.9%) June 30, 2018 (ASC 606) $379.7 $706.7 Three Months Ended Six Months Ended

8 REVENUE BY GEOGRAPHY AND SEGMENT » Excluding the impact of the adoption of ASC 606, Q2 revenue was $389.5 million » U.S. organic revenue decline similar to Q1 despite more difficult comparisons 1 Due to changes in the Company’s internal management and reporting structure during 2018, reportable segment results for perio ds presented prior to the second quarter of 2018 have been recasted to reflect the reclassification of certain businesses between segments. The changes were as follows: 1) Source Marketing, previously wi thi n the All Other category, was included within the Doner operating segment, which is aggregated into the Global Integrated Agencies reportable segment, 2) Yamamoto, previously within the All Other cate gor y, was included within the Domestic Creative Agencies reportable segment, and 3) Bruce Mau Design, Hello Design and Northstar Research Partners, previously within the All Other category, and Varick Media Management, previously within the Media Service s reportable segment, were included into a newly formed operating segment, Yes & Company, which is aggregated within the Media Services reportable seg ment.. Note: Actuals may not foot due to rounding (US$ in millions, except percentages) Total Total Organic Revenue Total Total Organic Revenue Revenue Growth Growth (Decline) Revenue Growth Growth (Decline) United States $295.3 (3.0%) (2.1%) $551.8 (4.7%) (2.0%) Canada 33.1 8.2% (7.6%) 59.5 4.2% (4.6%) North America 328.4 (2.0%) (2.6%) 611.3 (3.9%) (2.2%) Other 51.4 (7.4%) 3.7% 95.5 (3.6%) 10.8% Total $379.7 (2.8%) (1.7%) $706.7 (3.9%) (0.5%) Global Integrated Agencies $182.6 (12.7%) (7.8%) $333.0 (14.3%) (6.6%) Domestic Creative Agencies 26.4 3.5% 1.7% 50.7 3.0% (0.3%) Specialized Communications 43.9 (0.4%) (11.9%) 87.1 2.7% (3.6%) Media Services 33.3 (21.9%) (10.5%) 69.4 (17.2%) (7.4%) All Other 93.5 35.2% 27.3% 166.5 29.1% 24.4% Total $379.7 (2.8%) (1.7%) $706.7 (3.9%) (0.5%) Three Months Ended June 30, 2018 Six Months Ended June 30, 2018

9 Year - over - Year Growth by Category » Best performing sectors: Financials, Healthcare, Transportation and Travel/Lodging » Top 10 clients decreased to 22.1% of revenue vs 24.6% a year ago (largest <4%) REVENUE BY CLIENT INDUSTRY Note: Actuals may not foot due to rounding. Year - over - year category growth shown on a reported basis, normalized for the impact of adoption of ASC 606. Q2 2018 Mix Q2 2018 2018 YTD Above 10% Financials, Transportation and Travel/Lodging Financials, Healthcare, Transportation and Travel/Lodging 0% to 10% Food & Beverage, Healthcare Consumer Products, Food & Beverage Below 0% Automotive, Communications, Consumer Products, Retail, Technology Automotive , Communications, Retail, Technology

10 ADJUSTED EBITDA 1 Adjusted EBITDA is a non - GAAP measure. See appendix for the definition. 2 Due to changes in the Company’s internal management and reporting structure during 2018, reportable segment results for perio ds presented prior to the second quarter of 2018 have been recasted to reflect the reclassification of certain businesses between segments. The changes were as follows: 1) Source Marketing, previously wit hin the All Other category, was included within the Doner operating segment, which is aggregated into the Global Integrated Agencies reportable segment, 2) Yamamoto, previously within the All Other category, was included within the Domestic Creative Agencies reportable segment, and 3) Bruce Mau Design, Hello Design and Northstar Research Partners, previously within the All Other category, and Varick Media Management, previously within the Media Service s reportable segment, were included into a newly formed operating segment, Yes & Company, which is aggregated within the Media Services reportable segme nt. Note: Actuals may not foot due to rounding. » 1H 2018 Adjusted EBITDA included $12 million of costs related to ASC 606 adoption professional fees, restructuring - related severance, and real - estate consolidation expense (US$ in millions, except percentages) 2018 2017 2018 2017 (ASC 606) (ASC 605) (ASC 606) (ASC 605) Advertising and Communications Group 54.8$ 56.0$ (2.1) % 72.7$ 99.3$ (26.8) % Global Integrated Agencies 24.5 24.4 0.4% 20.8 41.3 (49.7) % Domestic Creative Agencies 6.0 5.6 8.1% 10.5 10.3 1.9 % Specialized Communications 7.2 6.8 5.8% 13.1 13.3 (1.0) % Media Services (0.2) 5.4 (103.8) % 0.9 9.5 (90.2) % All Other 17.2 13.8 25.0% 27.4 25.0 9.7 % Corporate Group (11.8) (9.0) 31.7% (22.0) (16.5) 33.1 % Adjusted EBITDA (1) 43.0$ 47.0$ (8.6) % 50.8$ 82.8$ (38.7) % margin 11.3% 12.0% 7.2% 11.3% Three Months Ended June 30, Six Months Ended June 30, % Change % Change % Change

11 SUMMARY OF CASH FLOW 1 Effective January 1, 2018, we adopted ASU 2016 - 15, "Statement of Cash Flows", which clarifies how cash receipts and cash payment s in certain transactions are presented and classified on the statement of cash flows. We applied ASU 2016 - 15 on a retrospective basis, and accordingly the prior period has been reclassified to conform t o the new standard. (US$ in millions) 2018 2017 Net cash used in operating activities ($61.7) ($0.7) Net cash used in investing activities (36.1) (22.9) Net cash provided by financing activities 76.3 17.1 Effect of exchange rate changes on cash and cash equivalents 0.3 (1.1) Net decrease in cash and cash equivalents ($21.2) ($7.6) Six Months Ended June 30,

12 2018 FINANCIAL OUTLOOK Organic Revenue Growth Pass - through and Out - of Pocket Costs Note: The Company has excluded a quantitative reconciliation with respect to the Company’s 2018 guidance under the “unreasona ble efforts” exception in item 10(e)(1)( i )(B) of Regulation S - K. A reconciliation of Adjusted EBITDA Margin and Organic Revenue Growth to the closest GAAP financial measure is not available without unreasona ble efforts on a forward - looking basis due to the high variability, complexity and low visibility with respect to stock - based compensation, deferred acquisition consideration adjustments, distributions from non - consolidated affiliates, impact of acquisitions and dispositions, foreign exchange impact and other items excluded from Adjusted EBITDA and Organic Revenue Growth. For the same reasons, the Company i s u nable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and potentially significant, impact on future GAAP financial resul ts. Note: See appendix for definitions of non - GAAP measures We expect 1 - 3% growth in organic revenue, whose definition excludes the impact of the adoption of ASC 606 in the reconciliation of reported revenue. The adoption of ASC 606 resulted in certain client contracts previously being accounted for as principal, now being accounted for as agent. This results in a reduction in full year gross revenue of approximately $65 million with a corresponding reduction in direct costs, with no impact on profit. 2018 Outlook Commentary Adjusted EBITDA Margin We expect margins to be flat to 40 basis points of expansion. Our outlook incorporates an approximately 60 basis point benefit from the shift from gross to net revenue accounting related to certain client contracts. Our outlook therefore implies an approximately 60 to 20 basis point reduction of margins on a full year basis, excluding the accounting change impact and the cost of the Corporate restructuring. Impact of Non - GAAP Acquisitions (Dispositions), net Our current expectations are that the impact of acquisitions, net of disposition activity, will increase revenue by approximately 80 basis points. Foreign Exchange Impact, net Assuming currency rates remain where they are, and based on our most recent projections, the net impact of foreign exchange is expected to be neutral to full year revenue versus a positive 50 basis point impact previously. » 2018 financial guidance is maintained as follows. The only change to guidance relates to the foreign exchange impact due to the stronger US dollar. » Guidance excludes the approximately $2.5 million cost of the Corporate restructuring in the third quarter of 2018.

13 APPENDIX

14 APPLICATION OF ASC 606 » Adopted ASC 606 effective January 1, 2018 » Only the accounting changes » No change to our business model or performance metrics » No change to our client relationships or underlying client contracts » No change to cash or cash flow » No change to 2018 Adjusted EBITDA dollar targets » Summary of key changes and impacts Item What Changes Net Impact Retainers and Projects Previously recognized on a straight - line basis over the term of the customer arrangement; under ASC 606, an input method is used to measure progress and recognize revenue Changes timing of revenue recognition between quarters. Immaterial impact on full year revenue or Adjusted EBITDA. Incentive Compensation Previously recognized when specific quantitative goals were achieved, or when performance against qualitative goals was determined by the client; under ASC 606, treated as variable consideration and estimated at inception and throughout the term of contract Accelerates revenue recognition between quarters. Immaterial impact on full year revenue or Adjusted EBITDA. Third - party Pass - through and Out - of - pocket Costs Certain client arrangements previously accounted for as principal are now accounted for as agent, which means certain third - party costs are no longer included in revenue Decreases revenue and expense, dollar for dollar. No impact on Adjusted EBITDA.

15 REVENUE TRENDING SCHEDULE Note: See appendix for definitions of non - GAAP measures Note: Actuals may not foot due to rounding (US$ in thousands, except percentages) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 YTD Revenue United States $252,199 $272,992 $274,506 $304,016 $1,103,712 $274,682 $304,463 $289,701 $303,517 $1,172,364 $256,524 $295,268 $551,792 Canada 28,406 33,614 30,233 31,848 124,101 26,470 30,583 31,418 34,622 123,093 26,379 33,086 59,465 North America 280,605 306,606 304,739 335,864 1,227,813 301,152 335,046 321,119 338,140 1,295,457 282,903 328,354 611,257 Other 28,437 30,442 44,515 54,578 157,972 43,548 55,487 54,680 64,608 218,323 44,066 51,389 95,455 Total $309,042 $337,048 $349,254 $390,442 $1,385,785 $344,700 $390,533 $375,799 $402,747 $1,513,779 $326,968 $379,743 $706,711 % of Revenue United States 81.6% 81.0% 78.6% 77.9% 79.6% 79.7% 78.0% 77.1% 75.4% 77.4% 78.5% 77.8% 78.1% Canada 9.2% 10.0% 8.7% 8.2% 9.0% 7.7% 7.8% 8.4% 8.6% 8.1% 8.1% 8.7% 8.4% North America 90.8% 91.0% 87.3% 86.0% 88.6% 87.4% 85.8% 85.4% 84.0% 85.6% 86.5% 86.5% 86.5% Other 9.2% 9.0% 12.7% 14.0% 11.4% 12.6% 14.2% 14.6% 16.0% 14.4% 13.5% 13.5% 13.5% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Total Growth % United States 0.1% 0.6% 1.5% 4.4% 1.7% 8.9% 11.5% 5.5% (0.2%) 6.2% (6.6%) (3.0%) (4.7%) Canada (4.8%) (5.1%) 2.3% (6.9%) (3.8%) (6.8%) (9.0%) 3.9% 8.7% (0.8%) (0.3%) 8.2% 4.2% North America (0.4%) (0.1%) 1.6% 3.2% 1.1% 7.3% 9.3% 5.4% 0.7% 5.5% (6.1%) (2.0%) (3.9%) Other 39.5% 2.2% 57.0% 62.2% 40.8% 53.1% 82.3% 22.8% 18.4% 38.2% 1.2% (7.4%) (3.6%) Total 2.3% 0.1% 6.3% 8.8% 4.5% 11.5% 15.9% 7.6% 3.2% 9.2% (5.1%) (2.8%) (3.9%) Organic Revenue Growth (Decline) % United States (1.2%) (0.1%) 1.0% 4.3% 1.1% 8.9% 11.5% 6.0% 1.3% 6.7% (1.8%) (2.1%) (2.0%) Canada 4.5% (0.6%) 2.0% (6.0%) (0.2%) (7.6%) (2.5%) 0.2% 3.8% (1.4%) (1.1%) (7.6%) (4.6%) North America (0.6%) (0.1%) 1.1% 3.2% 1.0% 7.2% 10.0% 5.4% 1.5% 5.9% (1.8%) (2.6%) (2.2%) Other 41.4% 4.7% 19.1% 9.5% 16.5% (11.1%) 28.5% 23.8% 14.2% 15.1% 19.8% 3.7% 10.8% Total 2.2% 0.3% 2.7% 3.8% 2.3% 5.6% 11.7% 7.8% 3.3% 7.0% 1.0% (1.7%) (0.5%) Growth % from Foreign Exchange United States 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Canada (9.3%) (4.6%) 0.3% 0.5% (3.2%) 3.2% (4.6%) 4.2% 4.9% 1.8% 4.3% 4.0% 4.2% North America (1.0%) (0.5%) 0.0% 0.1% (0.3%) 0.3% (0.5%) 0.4% 0.5% 0.2% 0.4% 0.4% 0.4% Other (4.3%) (3.0%) (7.4%) (13.4%) (7.5%) (9.8%) (11.7%) 3.0% 7.4% (0.6%) 10.0% 3.4% 6.3% Total (1.2%) (0.7%) (0.6%) (1.2%) (0.9%) (0.6%) (1.5%) 0.8% 1.4% 0.1% 1.6% 0.8% 1.2% Growth % from Acquisitions (Dispositions), net United States 1.3% 0.7% 0.4% 0.2% 0.6% 0.0% 0.0% (0.5%) (1.4%) (0.5%) (1.5%) 1.1% (0.1%) Canada 0.0% 0.0% 0.0% (1.5%) (0.4%) (2.4%) 2.0% (0.5%) 0.0% (1.2%) 0.0% 0.0% 0.0% North America 1.2% 0.6% 0.4% 0.0% 0.5% (0.2%) (0.2%) (0.5%) (1.3%) (0.6%) (1.4%) 1.0% (0.1%) Other 2.4% 0.5% 45.3% 66.1% 31.9% 74.1% 65.5% (3.9%) (3.2%) 23.7% (2.7%) (1.3%) (1.9%) Total 1.3% 0.6% 4.3% 6.2% 3.2% 6.6% 5.7% (0.9%) (1.6%) 2.2% (1.5%) 0.6% (0.4%) 2016 (ASC 605) 2017 (ASC 605) 2018 (ASC 606)

16 ADJUSTED EBITDA TRENDING SCHEDULE 1 Adjusted EBITDA is a non - GAAP measure. See appendix for the definition 2 Prior to 2017, Adjusted EBITDA included an additional adjustment for acquisition deal costs. Beginning with 2017, on a prospe cti ve basis we no longer include the acquisition deal cost adjustment but we continue to disclose this metric for your reference. Note: Actuals may not foot due to rounding. (US$ in thousands, except percentages) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 YTD ADVERTISING AND COMMUNICATIONS GROUP Revenue $309,042 $337,047 $349,254 $390,442 $1,385,785 $344,700 $390,532 $375,800 $402,747 $1,513,779 $326,968 $379,743 $706,711 Operating profit (loss) 21,678 36,868 (3,700) 37,703 92,549 16,969 36,069 47,944 71,833 172,815 (561) 43,912 43,351 Depreciation and amortization 10,823 10,926 11,053 12,059 44,861 10,588 10,467 10,997 10,324 42,376 12,151 11,543 23,694 Goodwill and other asset impairment - - 29,631 18,893 48,524 - - - 3,238 3,238 - - - Stock-based compensation 3,881 4,880 4,623 5,094 18,478 4,345 5,023 5,903 6,945 22,216 3,789 4,382 8,171 Acquisition deal costs (2) 65 402 639 31 1,137 - - - - - - - - Deferred acquisition consideration adjustments 6,327 (299) 11,152 (9,211) 7,969 11,431 4,306 (2,462) (18,173) (4,898) 2,586 (5,067) (2,481) Distributions from non-consolidated affiliates - - - - - - 105 - - 105 - - - Adjusted EBITDA (1) $42,774 $52,777 $53,398 $64,569 $213,518 $43,334 $55,969 $62,382 $74,167 $235,852 $17,965 $54,770 $72,735 CORPORATE GROUP Revenue $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 Operating loss (13,130) (12,801) (7,051) (11,136) (44,118) (8,570) (9,688) (10,724) (11,874) (40,856) (14,072) (13,140) (27,212) Depreciation and amortization 397 510 359 319 1,585 310 299 255 234 1,098 224 160 384 Goodwill and other asset impairment - - - - - - - - 1,177 1,177 2,317 - 2,317 Stock-based compensation 804 650 605 466 2,525 605 517 477 535 2,134 1,248 1,221 2,469 Acquisition deal costs (2) 488 505 167 343 1,503 - - - - - - - - Distributions from non-consolidated affiliates - - 1,247 802 2,049 - - 1,118 2,716 3,834 20 11 31 Other items, net 1,486 252 (2,463) 371 (354) 135 (100) 330 (112) 253 122 (68) 54 Adjusted EBITDA (1) ($9,955) ($10,884) ($7,136) ($8,835) ($36,810) ($7,521) ($8,971) ($8,544) ($7,324) ($32,360) ($10,141) ($11,816) ($21,957) TOTAL Revenue $309,042 $337,047 $349,254 $390,442 $1,385,785 $344,700 $390,532 $375,800 $402,747 $1,513,779 $326,968 $379,743 $706,711 Operating profit (loss) 8,548 24,067 (10,751) 26,567 48,431 8,399 26,381 37,220 59,959 131,959 (14,633) 30,772 16,139 Depreciation and amortization 11,220 11,436 11,412 12,378 46,446 10,898 10,766 11,252 10,558 43,474 12,375 11,703 24,078 Goodwill and other asset impairment - - 29,631 18,893 48,524 - - - 4,415 4,415 2,317 - 2,317 Stock-based compensation 4,685 5,530 5,228 5,560 21,003 4,950 5,540 6,380 7,480 24,350 5,037 5,603 10,640 Acquisition deal costs (2) 553 907 806 374 2,640 - - - - - - - - Deferred acquisition consideration adjustments 6,327 (299) 11,152 (9,211) 7,969 11,431 4,306 (2,462) (18,173) (4,898) 2,586 (5,067) (2,481) Distributions from non-consolidated affiliates - - 1,247 802 2,049 - 105 1,118 2,716 3,939 20 11 31 Other items, net 1,486 252 (2,463) 371 (354) 135 (100) 330 (112) 253 122 (68) 54 Adjusted EBITDA (1) $32,819 $41,893 $46,262 $55,734 $176,708 $35,813 $46,998 $53,838 $66,843 $203,492 $7,824 $42,954 $50,778 2016 (ASC 605) 2017 (ASC 605) 2018 (ASC 606)

17 RECONCILIATIONS * GAAP revenue from prior year acquisitions for 2017 and 2016 relates to acquisitions which occurred in 2016 and 2015, respe cti vely. ** Contributions to organic revenue growth (decline) represents the change in revenue, measured on a constant currency basis , r elative to the comparable pre - acquisition period for acquired businesses that is included in the Company's organic revenue growth (decline) calculation *** Prior year revenue from dispositions reflects the incremental impact on revenue for the comparable period after the Comp any 's disposition of such disposed business, plus revenue from each business disposed of by the Company in the previous year through the twelve month anniversary of the disposition. Note: Actuals may not foot due to rounding (US$ in millions) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 YTD Non-GAAP acquisitions (dispositions), net GAAP revenue from current year acquisitions -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ 11,066$ 11,066 GAAP revenue from prior year acquisitions * 6,556 2,817 17,083 24,657 51,113 18,552 24,983 - - 43,535 - - - Impact of adoption of ASC 606 exclusion - - - - - - - - - - - 450 450 Foreign exchange impact 39 7 113 1,343 1,502 1,046 1,341 - - 2,387 - - - Contribution to organic revenue (growth) decline ** (2,783) (896) (3,142) (3,300) (10,121) 1,470 (6,399) - - (4,929) - (3,417) (3,417) Prior year revenue from dispositions *** - - - (499) (499) (691) (660) (3,153) (6,103) (10,607) (5,261) (5,592) (10,853) Non-GAAP acquisitions (dispositions), net 3,812$ 1,928$ 14,054$ 22,201$ 41,995$ 20,377$ 19,265$ (3,153)$ (6,103)$ 30,386$ (5,261)$ 2,507$ (2,754)$ Other items, net SEC investigation and class action litigation expenses 1,486$ 1,359$ 767$ 454$ 4,066$ 339$ 382$ 330$ 287$ 1,338$ 122$ 235$ 357$ SEC final settlement payment - - - 1,500 1,500 - - - - - - - - D&O insurance proceeds - (1,107) (3,230) (1,583) (5,920) (204) (482) - (399) (1,085) - (303) (303) Total other items, net 1,486$ 252$ (2,463)$ 371$ (354)$ 135$ (100)$ 330$ (112)$ 253$ 122$ (68)$ 54$ Cash interest, net & other Cash interest paid (25,703)$ (1,212)$ (1,063)$ (36,692)$ (64,670)$ (999)$ (30,567)$ (758)$ (30,571)$ (62,895)$ (649)$ (30,765)$ (31,414)$ Bond interest accrual adjustment 11,995 (15,680) (14,625) 20,800 2,490 (14,625) 14,625 (14,625) 14,625 - (14,625) 14,625 - Adjusted cash interest paid (13,708) (16,892) (15,688) (15,892) (62,180) (15,624) (15,942) (15,383) (15,946) (62,895) (15,274) (16,140) (31,414) Interest income 178 203 218 209 808 227 178 145 209 759 148 159 307 Other - - - - - - - - - - - - Total cash interest, net & other (13,530)$ (16,689)$ (15,470)$ (15,683)$ (61,372)$ (15,397)$ (15,764)$ (15,238)$ (15,737)$ (62,136)$ (15,126)$ (15,981)$ (31,107)$ Capital expenditures, net Capital expenditures (5,539)$ (7,909)$ (6,275)$ (9,709)$ (29,432)$ (9,413)$ (11,743)$ (7,149)$ (4,653)$ (32,958)$ (3,799)$ (5,890)$ (9,689)$ Landlord reimbursements - 871 248 3,651 4,770 75 3,146 1,357 1,858 6,436 219 851 1,070 Total capital expenditures, net (5,539)$ (7,038)$ (6,027)$ (6,058)$ (24,662)$ (9,338)$ (8,597)$ (5,792)$ (2,795)$ (26,522)$ (3,580)$ (5,039)$ (8,619)$ Miscellaneous other disclosures Net income attributable to the noncontrolling interests 859$ 1,254$ 1,059$ 2,046$ 5,218$ 883$ 2,214$ 3,491$ 8,787$ 15,375$ 897$ 2,545$ 3,442$ Cash taxes 143$ 664$ 1,991$ 97$ 2,895$ 1,293$ 2,130$ 3,486$ 1,191$ 8,100$ 1,333$ 1,293$ 2,626$ Acquisition deal costs 553$ 907$ 806$ 374$ 2,640$ 234$ 242$ 216$ 185$ 877$ 376$ 335$ 711$ 2016 2017 2018

18 AVAILABLE LIQUIDITY 1 1 Subject to available borrowings under the Credit Facility. Note: Actuals may not foot due to rounding (US$ in millions) June 30, 2018 December 31, 2017 Commitment Under Facility $325.0 $325.0 Drawn 115.2 - 26.7$ 26.7$ Undrawn Letters of Credit 5.2 5.1 Undrawn Commitments Under Facility $204.5 $319.9 Total Cash & Cash Equivalents 25.0 46.2 Liquidity $229.5 $366.1

19 CURRENT CREDIT PICTURE 1 These ratios and measures are not based on generally accepted accounting principles and are not presented as alternatives mea sur es of operating performance or liquidity. Some of these ratios and measures include, among other things, pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. They are presented here to demonstrate compliance with the covenants in the Credit Agreement, as non - compliance with such covenants could have a material adverse effect on the Company. 2 Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. 3 Total Senior Leverage is a measure that includes borrowings under the Credit Agreement, outstanding letters of credit, less c ash held in depository accounts, as defined in the Credit Agreement 4 Net Debt is a measure that includes borrowings under the Credit Agreement, the Senior Notes, other outstanding debt and lette rs of credit, less cash held in depository accounts, as defined in the Credit Agreement. Net Debt does not include Deferred Acquisition Consideration with the exception of certain fixed components ($1.3 million as of June 30, 2018 and $2.9 million as of December 31, 2017), and it does not include minority interest. 5 Based on borrowings as of June 30, 2018. Excludes capital leases, other outstanding debt and letters of credit, and Deferred Acq uisition Consideration. Note: Actuals may not foot due to rounding Current Debt Maturity Profile (5) $325 million Credit Facility Covenants (1) (US$ in millions) June 30, 2018 Covenants I. Total Senior Leverage Ratio 0.6 Maximum per covenant 2.0 II. Total Leverage Ratio 5.4 Maximum per covenant 5.5 III. Fixed Charges Ratio 2.4 Minimum per covenant 1.0 IV. Covenant EBITDA (2) $187.4 Minimum per covenant $105.0 Debt Calculation Total Senior Leverage, net (3) $110.3 Net Debt (4) $1,011.8 Twelve Months Ended

20 TEMPORAL PUT OBLIGATIONS AND IMPACT ON ADJUSTED EBITDA 1 This amount is in addition to ( i ) $37.0 million of options to purchase only exercisable upon termination not within the control of the Company, or death, and (i i) the excess of the initial redemption value recorded in Redeemable Noncontrolling Interests over the amount the Company would be required to pay to the holders sho uld the Company acquire the remaining ownership interests. Note: Actuals may not foot due to rounding Incremental (US$ in millions) Cash Stock Total Income in Period 2018 $3.7 $0.0 $3.7 $2.4 2019 2.1 0.0 2.1 0.1 2020 3.4 0.1 3.5 1.5 2021 2.0 0.0 2.0 0.0 Thereafter 2.0 0.0 2.0 0.2 Total $13.2 $0.1 $13.3(1) $4.2 Effective Multiple 3.2x Estimated Put Impact at June 30, 2018 Payment Consideration

21 DEFINITION OF NON - GAAP MEASURES In addition to its reported results, MDC Partners has included in its earnings release and supplemental management presentati on certain financial results that the Securities and Exchange Commission defines as "non - GAAP financial measures." Management believes that such non - GAAP financial m easures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period t o p eriod comparisons of the Company's results. Such non - GAAP financial measures include the following: Organic Revenue: Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respective l y, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth, excluding the impact of adoptin g A SC 606. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period rev enue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact o f ( a) the change in revenue of the partner firms which the Company has held throughout each of the comparable periods presented, and (b) “non - GAAP acquisitions (di spositions), net”. Non - GAAP acquisitions (dispositions), net consists of ( i ) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from su ch acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre - acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent pe rio d in the prior year. Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. Adjusted EBITDA: Adjusted EBITDA is a non - GAAP measure that represents operating profit (loss) plus depreciation and amortization, stock - based compensation, deferred acquisition consideration adjustments, distributions from non - consolidated affiliates, and other items. P rior to 2017, Adjusted EBITDA included an additional adjustment for acquisition deal costs. Beginning with 2017, on a prospective basis we no longer includ e t he acquisition deal cost adjustment but we continue to disclose this metric for your reference. Included in the Company’s earnings release and supplemental management presentation are tables reconciling MDC Partners’ repo rte d results to arrive at certain of these non - GAAP financial measures. We are unable to reconcile our projected 2018 organic revenue growth to the corresponding GAAP measure because we are unable to predict the 2018 impact of foreign exchange due to the unpredictability of future changes in foreign exchange r ate s and because we are unable to predict the occurrence or impact of any acquisitions, divestitures or other potential changes. We are unable to reconcile ou r p rojected 2018 increase in Adjusted EBITDA margin to the corresponding GAAP measure because the amount and timing of many future charges that impact these measur es (such as amortization of future acquired intangible assets, foreign exchange transaction gains or losses, impairment charges, and provision or benefit fo r income taxes) are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. As a re sul t, we are unable to provide reconciliations of these measures. In addition, we believe such reconciliations could imply a degree of precision that might be confusing or misleading to investors. Note: A reconciliation of non - GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on August 2, 2018.

MDC Partners Innovation Center 745 Fifth Avenue, Floor 19 New York, NY 10151 646 - 429 - 1800 www.mdc - partners.com